Loans (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Proceeds from Sale of Loans Receivable	$ 515,600,000	$ 89,500,000	$ 146,200,000
Net gain on sale of loans	$ 2,546,000	$ 588,000	$ 1,147,000
Percentage Of Loan Portfolio At Fixed Interest Rate	89.00%	92.00%
Class "A" and "B"
Percentage Of Credit Transaction With Stockholders	15.00%	20.00%
Outstanding Loan Portfolio With Class A And Class B Shareholder	8.00%	12.00%
Total Outstanding Shares In Percentage	3.50%